SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                      April 19, 1999 ( September 29, 1998 )

                     Sovran Acquisition Limited Partnership
             (Exact name of Registrant as specified in its charter)

                         Commission File Number: 0-24071

Delaware                                                     16-1481551
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

5166 Main Street
Williamsville, NY 14221
(Address of principal executive offices)  (Zip code)

                                  (716)633-1850
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets



         Sovran Acquisition Limited Partnership (the "Operating Partnership") is the entity through which Sovran Self Storage, Inc. (the "Company") conducts substantially all of the Company's business and owns substantially all of the Company's assets. The Operating Partnership consummated during the period September 29, 1998 through February 17, 1999, the acquisition of 11 self-storage facilities (the "Acquired Facilities"). The 11 facilities totaling approximately 638,000 square feet are located in 5 states and were purchased for approximately $27.3 million.

         The details of the acquisitions including location, seller, acquisition date, price and square feet are included in the 8-K Report dated March 3, 1999.



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 Item 7.  Financial Statements and Exhibits
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


                                                                            Page
(a)  Financial Statements Applicable to Real Estate Properties Acquired

The historical summaries of Gross Revenue and Direct Operating Expenses of the 11 facilities acquired during the period September 29, 1998 through February 17, 1999, are incorporated by reference herein from Item 7 of Form 8-K/A Current Report of Sovran Self Storage, Inc. filed April 19, 1999.


(b)  Pro Forma Financial Information

     *   Sovran Acquisition Limited Partnership Pro Forma Combined
           Financial Information                                              4
     *   Sovran Acquisition Limited Partnership Pro Forma Combined
           Balance Sheet as of December 31, 1998                              5
     *   Sovran Acquisition Limited Partnership Pro Forma Combined
           Statement of Operations For the Year ended December 31, 1998       6
     *   Sovran Acquisition Limited Partnership Notes to Pro Forma Combined
           Financial Statements                                               7


(c)  Exhibits

     Exhibit No.      Description

     23               Consent of Independent Auditors, Ernst & Young LLP.     9
     27               Financial Data Schedule                                10

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                     Sovran Acquisition Limited Partnership
                    Pro Forma Combined Financial Information


The following unaudited Pro Forma Combined Balance Sheet as of December 31, 1998 and unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1998, have been prepared to reflect the Operating Partnership's acquisition of self storage facilities and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical financial statements of Sovran Acquisition Limited Partnership included in the Operating Partnership's 1998 Annual Report on Form 10-K, and should be read in conjunction with those financial statements and notes thereto. The Pro Forma Combined Balance Sheet was prepared as if the 6 facilities that were purchased after December 31, 1998, were acquired at that date. The Pro Forma Combined Statements of Operations were prepared as if the 50 self-storage facilities acquired in 1998 and the 6 facilities acquired in 1999 were purchased at the beginning of 1998. The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Operating Partnership's future financial position or results of operations.






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


                     Sovran Acquisition Limited Partnership
                        Pro Forma Combined Balance Sheet
                                December 31, 1998
                                 (in thousands)
                                   (unaudited)


                                      Sovran Acquisition  6 Facilities   Sovran
                                      Limited Partnership  Acquired  Acquisition
                                           Historical       in 1999    Limited
                                            (Note 1)       (Note 2)  Partnership
                                                                      Pro Forma
                                         ---------------------------------------

Assets
  Investments in storage facilities, net .   $  481,163 $   15,310 $  496,473
  Cash and cash equivalents ..............        2,984          -      2,984
  Accounts receivable ....................        1,699          2      1,701
  Prepaid expenses and other assets ......        4,278          -      4,278
                                             ---------- ---------- ----------
     Total Assets ........................   $  490,124 $   15,312 $  505,436
                                             ========== ========== ==========

Liabilities
  Line of credit .........................   $  112,000 $   15,189    127,189
  Term note ..............................       75,000          -     75,000
  Accounts payable and accrued liabilities        3,059         13      3,072
  Deferred revenue .......................        2,943        110      3,053
  Accrued distributions ..................        7,378          -      7,378
  Mortgage payable .......................        3,059          -      3,059
                                             ---------- ---------- ----------
     Total Liabilities ...................      203,439     15,312    218,751

  Limited partners' capital interest .....       21,683          -     21,683

Partners' Capital
  General partner ........................        5,284          -      5,284
  Limited partner ........................      259,718          -    259,718
                                             ---------- ---------- ----------
     Total Partners' Capital .............      265,002          -    265,002
                                             ---------- ---------- ----------
  Total Liabilities and Partners' Capital    $  490,124 $   15,312 $  505,436
                                             ========== ========== ==========

See notes to pro forma financial information.

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

                     Sovran Acquisition Limited Partnership
                        Pro forma Statement of Operations
                          Year Ended December 31, 1998
                  (in thousands, except per share information)
                                   (unaudited)

                                                                        5 Facilities   6 Facilities
                                                         45 Facilities   Acquired in     Acquired
                                                          Acquired in    Year Ended    Subsequent to
                                               Sovran     Year Ended     December 31,   December 31,
                                             Acquisition  December 31,      1998           1998
                                               Limited       1998     Incorporated by  Incorporated by                 Sovran
                                             Partnership   Previously   Reference in   Reference in    Pro forma     Acquisition
                                              Historical     Reported     this 8-K/A     this 8-K/A    Adjustments     Limited
                                               (Note 1)      (Note 3)     (Note 3)       (Note 3)       (Note 4)     Partnership
                                                ----------------------------------------------------------------------------------


Revenues
     Rental income ........................      $ 68,231      $ 6,085     $ 1,367     $ 2,205      $     -          $ 77,888
     Interest and other income ............         1,129          124          16          26            -             1,295
                                                    -----          ---          --          --          ---             -----

     Total revenue ........................        69,360        6,209       1,383       2,231            -            79,183

Expenses
     Property operations and maintenance ..        13,793        1,440         343         389            -            15,965
     Real estate taxes ....................         5,659          543         131          69            -             6,402
     General and administrative ...........         4,849           46           5           -            5(a)          4,905
     Interest .............................         9,601        2,694         681           -        1,010(b)         13,986
     Depreciation and amortization ........        10,303        1,001         205           -          314(c)         11,823
                                                   ------        -----         ---         ---          ---            ------
     Total expenses .......................        44,205        5,724       1,365         458        1,329            53,081
                                                   ------        -----       -----         ---        -----            ------


Income before extraordinary item ..........        25,155          485          18       1,773       (1,329)           26,102
Extraordinary item - extinguishment of debt          (357)           -           -           -            -              (357)
                                                     ----          ---         ---         ---          ---              ----


Net income ................................      $ 24,798       $  485      $   18     $ 1,773     $ (1,329)         $ 25,745
                                                 ========       ======      ======     =======     ========          ========
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


Earnings per unit before extraordinary
item - basic                                     $   1.94                                                            $   1.98(d)
Extraordinary item                                   0.03                                                                0.03
                                                  -------                                                            --------

Earnings per unit - basic                        $   1.91                                                            $   1.95

Earnings per unit - diluted                      $   1.91                                                            $   1.95

Distributions declared per unit                  $   2.20                                                            $   2.20

Units used in basic per unit calculation       12,948,288                                                          13,175,793


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                     Sovran Acquisition Limited Partnership
                Notes to Pro Forma Combined Financial Statements
                      (in thousands, except per share data)
                                   (unaudited)


1.       Sovran Acquisition Limited Partnership Historical

The  balance  sheet and  statement  of  operations  as of and for the year ended
December  31,  1998,  include  the  accounts  of  Sovran   Acquisition   Limited
Partnership (the "Operating Partnership").


2.       Balance Sheet - Pro Forma Adjustments -6 facilities acquired in 1999

These adjustments reflect the 6 acquisitions that occurred subsequent to December 31, 1998, that were not included in the Operating Partnership's historical December 31, 1998 balance sheet. The cash portion of the purchase price is considered to be an increase in the amounts outstanding under the Operating Partnership's line of credit.


3.       Statement of Operations December 31, 1998

45 Facilities Acquired in Year Ended December 31, 1998 Previously Reported
The statements of operations for the 45 acquisitions prior to December 31, 1998 reflect the results of operations for these facilities for the period not owned by the Operating Partnership during the year ended December 31, 1998.

5 Facilities Acquired in Year Ended December 31, 1998 Included in this 8-K/A
The statements of operations for the 5 acquisitions prior to December 31, 1998 reflect the results of operations for these facilities for the period not owned by the Operating Partnership during the year ended December 31, 1998 which are reported in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses incorporated by reference herein.

6 Facilities Acquired Subsequent to December 31, 1998 Included in this 8-K/A
The statements of operations for the 6 Acquired Facilities reflect the results of operations for these facilities for the year ended December 31, 1998, which are reported in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses incorporated by reference herein.


4.       Pro Forma Adjustments - Statement of Operations

(a) To reflect an estimated increase in general and administrative expenses based on results subsequent to acquisition.

(b) To reflect interest expense on the line of credit utilized to fund the purchase of the acquired facilities.

(c) To record additional depreciation expense related to the facilities based on a 39-year life.

(d) Pro forma earnings per share calculated as if the units outstanding at December 31, 1998 had been outstanding for the entire period presented.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Sovran Acquisition Limited Partnership

                                      By: Sovran Holdings, Inc.
                                            Its General Partner

April 19, 1999                       By:/S/ David L. Rogers
Date                                     David L. Rogers,
                                         Chief Financial Officer